Exhibit 99.1

The J.G. Wentworth Company® Reports Fourth Quarter and Full Year 2015 Results
Fourth Quarter Total Receivable Balances Purchased of $224.2 million & Closed Mortgage Loans of $490.3 million
Actions Implemented To Reduce Annual Operating Costs by $25 to $30 million

RADNOR, Pa.—(BUSINESS WIRE) - March 8, 2016 The J.G. Wentworth Company® (“J.G. Wentworth” or the “Company”) (NYSE: JGW), a diversified financial services company, today reports financial results for the fourth quarter and full year 2015. “Although we made significant advances in diversifying the company, the fourth quarter results were disappointing. We doubled our efforts to reduce costs and realign the Structured Settlements Payments business, while positioning Home Lending for growth. The actions taken should yield improvement to the Structured Settlement Payments business, and Home Lending is scaling in line with our expectations. Certain business indicators confirm that we are making progress, including an already achieved run rate cost savings of $20 million to be recognized in 2016,” said Stewart A. Stockdale, Chief Executive Officer, The J.G. Wentworth Company®.

The following are highlights from the fourth quarter and full year results:

GAAP Fourth Quarter 2015 Results:

•
Consolidated Revenues were $84.3 million, a decrease of $43.0 million from the $127.3 million reported in the fourth quarter 2014. The decrease was due to a $57.6 million decline in the Structured Settlements & Annuity Purchasing segment’s (“Structured Settlements”) revenue that was primarily the result of a decline in unrealized gains on VIE and other finance receivables, long-term debt and derivatives. The decline was partially offset by $14.7 million in revenue generated by the Home Lending segment (“Home Lending”) that was acquired on July 31, 2015.

◦
The Company had $4.4 billion in VIE and other finance receivables, at fair value and $3.9 billion in VIE long-term debt issued by securitization and permanent financing trusts, at fair value as of December 31, 2015.

•
Consolidated Net Loss was $107.4 million compared to Consolidated Net Income of $27.7 million in the fourth quarter 2014. The $135.1 million unfavorable change was principally due to a $145.9 million decline in Structured Settlement's pre-tax income due to: (i) a $57.6 million decline in revenue and (ii) a $91.7 million non-cash impairment charge in the fourth quarter of 2015 to write-down goodwill and intangible assets related to a prior year acquisition to their respective fair values. Partially offsetting the decline in Structured Settlement's pre-tax income was a $10.4 million favorable change in our consolidated provision (benefit) for income taxes.

Adjusted Non-GAAP* Fourth Quarter 2015 Results:

•
Consolidated Adjusted Total Revenues* were $52.2 million, a decrease of $11.6 million from $63.8 million in the fourth quarter 2014. The decrease was primarily due to a $26.2 million decline in Structured Settlement's Adjusted Total Revenues* that was attributable to a $26.8 million decline in Spread Revenue* (i.e., Adjusted realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives, net of the gain (loss) on swap terminations) resulting from a decrease in Total Receivable Balances (“TRB”) purchases and a combination of changes in cost of funds and purchase yields. The $26.8 million decline in Spread Revenue* was comprised of a $31.8 million decline in Adjusted unrealized gains* partially offset by a $5.0 million increase in Adjusted realized gains*. Partially offsetting the decline in Structured Settlement's Adjusted Total Revenues* was $14.7 million in revenue generated by Home Lending.

▪	Structured Settlement's TRB purchases were $224.2 million in the fourth quarter of 2015, a $42.0 million decrease from TRB purchases of $266.2 million in the fourth quarter of 2014.

▪	Home Lending achieved mortgage lock volume of $705.2 million and closed loan volume of $490.3 million in the fourth quarter of 2015.

•
Consolidated Adjusted Net Income (“ANI”)* was a loss of $10.5 million compared to ANI* of $9.1 million in the fourth quarter 2014. The $19.6 million unfavorable change was due to a $19.6 million decline in Structured Settlement's ANI* that was principally the result of the $26.8 million decline in Spread Revenue*.

▪
Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”* was $3.0 million for the fourth quarter of 2015 compared to $23.0 million for the fourth quarter of 2014.

Exhibit 99.1

GAAP Full Year 2015 Results:

•
Consolidated Revenues were $296.4 million, a decrease of $198.0 million from the $494.4 million for the full year 2014. The decrease was primarily due to a $224.7 million decline in Structured Settlement's revenue partially offset by $26.7 million in revenue generated by Home Lending. The decline in Structured Settlement's revenue was primarily due to a decline in unrealized gains on VIE and other finance receivables, long-term debt and derivatives that was principally the result of: (i) an unfavorable movement in the fair value interest rate used to value residual interest cash flows and (ii) a combination of changes in cost of funds and purchase yields.

•
Consolidated Net Loss was $197.1 million, compared to Consolidated Net Income of $96.6 million for the full year 2014. The $293.7 million unfavorable change was principally due to a $335.1 million decline in Structured Settlement's pre-tax income due to: (i) a $224.7 million decline in revenues and (ii) $121.6 million in non-cash impairment charges in 2015 to write-down goodwill and intangible assets to their respective fair values. Partially offsetting the decline in Structured Settlement's pre-tax income was $2.0 million in pre-tax income generated by Home Lending from the date of acquisition and a $39.4 million favorable change in the consolidated provision (benefit) for income taxes.

Adjusted Non-GAAP* Full Year 2015 Results:

•
Consolidated Adjusted Total Revenues* were $230.2 million, a decrease of $28.8 million from the $259.0 million in 2014. The decrease was due primarily to a $57.1 million decline in Structured Settlement's Spread Revenue* that was attributable to a decline in TRB purchases and a combination of changes in cost of funds and purchase yields. Partially offsetting this decrease was $26.7 million in revenue generated by Home Lending.

▪	Structured Settlement’s TRB purchases were $987.6 million in 2015, a $90.2 million decrease from TRB purchases of $1,077.8 million for the full year of 2014.

▪	Home Lending had mortgage lock volume of $1,290.6 million and closed loan volume of $843.2 million in 2015 from the July 31, 2015 acquisition date.

•
Consolidated ANI* was $0.6 million compared to Consolidated ANI* of $43.6 million for the full-year 2014. The $43.0 million decline was due to a $45.0 million decline in Structured Settlement's ANI* that was principally the result of the $56.7 million decrease in Spread Revenue* partially offset by an $8.5 million decline in advertising expense and a $1.9 million decline in debt issuance costs. Home Lending generated $2.0 million in ANI* from the date we acquired the business line.

▪	Consolidated Adjusted EBITDA* was $52.3 million for the full year 2015 compared to $96.7 million for the full year 2014.

Scott Stevens, J.G. Wentworth’s Chief Financial Officer, said, “We have implemented aggressive actions across the operations to support revenue growth and improve the profitability of the enterprise. Despite volatile market conditions, we continue to access the capital market allowing us to generate cash and diversify our funding sources.”

Operating Highlights

•	For the year ended December 31, 2015, the Company generated Adjusted EBITDA* of $52.3 million and as of December 31, 2015 had cash of $57.3 million.

•	The following actions have been implemented to improve the Structured Settlements segment:

•	Transitioned to a more cost effective digital marketing strategy;

•
Improved operating efficiency and productivity through a strategic reorganization that specializes operations around key disciplines: lead management, contact center, payment purchasing, and overall transactional process;

•	Increased the expense reduction plan from the initial $12 - $15 million objective that was conveyed in conjunction with our third quarter earnings release to a target of $25 - $30 million in 2016; and

•	Severance payments of $1- $1.5 million are planned for actions taken in 2016.

•	Implementing initiatives to profitably grow Home Lending, including the addition of a direct-to-consumer channel.

•	Continue to maintain adequate liquidity through a keen focus on cash management, tightly managing expenses and diversifying the funding platforms.

Exhibit 99.1

* This earnings press release contains non-GAAP measures, which as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Results for the three and twelve month periods ended December 31, 2015 and 2014, as well as our reconciliation of non-GAAP measures and historic financial information from 2014 to the present, are included in the accompanying financial information.

About The J.G. Wentworth Company®

The J.G. Wentworth Company is a diversified financial services company that specializes in providing solutions to consumers in need of cash. Our direct-to-consumer businesses use the internet, television, direct mailing, and other channels to offer a variety of solutions including structured settlement payment purchasing, mortgage origination (both purchase and refinancing), prepaid cards, and access to personal lending. We warehouse, securitize, sell or otherwise finance the financial assets that we purchase in transactions that are structured to ultimately generate cash proceeds to us that exceed the purchase price we paid for those assets. For more information about The J.G. Wentworth Company, visit www.jgw.com or use the contact information provided below.

Conference Call and Webcast

Management will host a webcast to discuss the fourth quarter and fiscal year 2015 financial results today, March 8, 2016, at 10:00 AM Eastern time. The webcast will include remarks from J.G. Wentworth’s Chief Executive Officer, Stewart Stockdale, and Executive Vice President & Chief Financial Officer, Scott Stevens.

This call will be accompanied by a presentation and will be available via a webcast of the conference call live on the Investor Relations section of the Company’s website listed below.

The J.G. Wentworth Company® Fourth Quarter and Fiscal Year 2015 Webcast.

Interested parties unable to access the conference call and view the presentation via the webcast through this link: The J.G. Wentworth Company® Fourth Quarter and Fiscal Year 2015 Webcast, may dial the Participant conference number: (877) 201-0168, Conference ID: 24125258.

A playback will be available through Tuesday, March 15th, 2016. To participate, utilize the dial-in information listed below:
Playback conference number: (855) 859-2056, Conference ID: 24125258. The presentation will be posted to the Company’s website after the call.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as ‘‘plans,’’ ‘‘expects’’ or ‘‘does expect,’’ ‘‘budget,’’ ‘‘forecasts,’’ ‘‘anticipates’’ or ‘‘does not anticipate,’’ ‘‘believes,’’ ‘‘intends,’’ and similar expressions or statements that certain actions, events or results ‘‘may,’’ ‘‘could,’’ ‘‘would,’’ ‘‘might,’’ or ‘‘will,’’ be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements.  Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission, and as set forth more fully under “Part 1, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, these risks and uncertainties include, among other things:  our ability to execute on our business strategy; our ability to successfully compete in the industries in which we operate; our dependence on the effectiveness of direct response marketing; our ability to retain and attract qualified senior management; any improper use of or failure to protect the personally identifiable information of past, current and prospective customers to which we have access; our ability to upgrade and integrate our operational and financial information systems, maintain uninterrupted access to such systems and adapt to technological changes in the industries in which we operate; our dependence on third parties, including our ability to maintain relationships with such third parties and our potential exposure to liability for the actions of such third parties; damage to our reputation and increased regulation of our industries which

Exhibit 99.1

could result from unfavorable press reports about our business model; the accuracy of the estimates and assumptions of our financial models; infringement of our trademarks or service marks; our ability to maintain our state licenses or obtain new licenses in new markets; changes in, and our ability to comply with, federal, state and local laws and regulations governing us; our business model being susceptible to litigation; our ability to continue to purchase structured settlement payments and other financial assets; the public disclosure of the identities of structured settlement holders maintained in our proprietary database; our dependence on the opinions of certain credit rating agencies of the credit quality of our securitizations; our ability to complete future securitizations or other financings on favorable terms; the insolvency of a material number of structured settlement issuers; adverse changes in the residential mortgage lending and real estate markets, including any increases in defaults or delinquencies, especially in geographic areas where our loans are concentrated; our ability to grow our loan origination volume, acquire MSRs and recapture loans that are refinanced; changes in the guidelines of government-sponsored entities, or GSEs, or any discontinuation of, or significant reduction in, the operation of GSEs; potential misrepresentations by borrowers, counterparties and other third-parties; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; our ability to obtain sufficient working capital at attractive rates; and our ability to remain in compliance with the terms of our substantial indebtedness.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Contacts:
The J.G. Wentworth Company®
Erik Hartwell, VP, Investor Relations
866-386-3853
investor@jgwentworth.com

or

Media Inquiries
The Glover Park Group
Ray Conger, 202-292-6961
rconger@gpg.com

Schedule A

The J.G. Wentworth Company
Consolidated Balance Sheets- Unaudited
(Dollars in thousands, except per share data)

	December 31, 2015	December 31, 2014

ASSETS
Cash and cash equivalents	$57,322	$41,648
Restricted cash and investments	136,780	198,206
VIE finance receivables, at fair value	4,376,458	4,422,033
Other finance receivables, at fair value	9,689	101,802
VIE finance receivables, net of allowances for losses of $8,659 and $7,674, respectively	99,874	113,489
Other finance receivables, net of allowances for losses of $1,707 and $2,454, respectively	10,468	17,803
Other receivables, net of allowances for losses of $273 and $204, respectively	16,285	14,165
Mortgage loans held for sale, at fair value	124,508	—
Mortgage servicing rights, at fair value	29,287	—
Premises and equipment, net of accumulated depreciation of $7,961 and $5,976, respectively	5,674	3,758
Intangible assets, net of accumulated amortization of $22,521 and $20,273, respectively	30,429	45,436
Goodwill	8,369	84,993
Marketable securities	84,994	103,419
Deferred tax assets, net	2,250	2,170
Other assets	82,577	33,787
Total Assets	$5,074,964	$5,182,709

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expenses and accounts payable	$21,548	$19,256
Accrued interest	22,380	17,416
Term loan payable	440,181	437,183
VIE derivative liabilities, at fair value	66,519	75,706
VIE borrowings under revolving credit facilities and other similar borrowings	48,828	19,339
Other borrowings under revolving credit facilities and other similar borrowings	122,243	—
VIE long-term debt	199,363	181,558
VIE long-term debt issued by securitization and permanent financing trusts, at fair value	3,928,818	4,031,864
Other liabilities	65,106	6,677
Deferred tax liabilities, net	18,825	36,656
Installment obligations payable	84,994	103,419
Total Liabilities	5,018,805	4,929,074

Class A common stock, par value $0.00001 per share; 500,000,000 shares authorized, 16,076,444 and 15,534,372 issued and outstanding as of December 31, 2015, respectively, 15,021,147 and 14,420,392 issued and outstanding as of December 31, 2014, respectively	—	—
Class B common stock, par value $0.00001 per share; 500,000,000 shares authorized, 8,908,698 issued and outstanding as of December 31, 2015, 9,963,750 issued and outstanding as of December 31, 2014, respectively	—	—
Class C common stock, par value $0.00001 per share; 500,000,000 shares authorized, 0 issued and outstanding as of December 31, 2015 and December 31, 2014, respectively	—	—
Additional paid-in-capital	104,713	95,453
(Accumulated deficit) retained earnings	(70,765)	25,634
	33,948	121,087
Less: treasury stock at cost, 542,072 and 600,755 shares as of December 31, 2015 and 2014, respectively	(2,138)	(2,443)
Total stockholders’ equity, The J.G. Wentworth Company	31,810	118,644
Non-controlling interests	24,349	134,991
Total Stockholders’ Equity	56,159	253,635
Total Liabilities and Stockholders’ Equity	$5,074,964	$5,182,709

Schedule B

The J.G. Wentworth Company
Consolidated Statements of Operations - Unaudited
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
REVENUES
Interest income	$50,074	$47,854	$190,203	$186,958
Realized and unrealized gains on VIE and other finance receivables, long-term debt, and derivatives	17,061	79,343	79,620	300,702
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	9,645	—	18,590	—
Changes in mortgage servicing rights, net	1,101		1,649
Gain (loss) on swap terminations, net	85	—	(190)	(628)
Servicing, broker, and other fees	3,526	928	8,016	4,149
Loan origination fees	1,511	—	2,543	—
Realized and unrealized gains (losses) on marketable securities, net	1,316	(853)	(4,641)	888
Realized gain on notes receivable, at fair value	—	—	—	2,098
Gain on extinguishment of debt, net	—	—	593	270
Other	(3)	2	(16)	(61)
Total Revenues	84,316	127,274	296,367	494,376

EXPENSES
Advertising	14,092	16,148	63,820	68,489
Interest expense	54,036	50,055	208,545	200,798
Compensation and benefits	16,233	10,243	52,656	41,108
General and administrative	6,377	4,626	21,057	18,567
Professional and consulting	5,644	4,970	21,486	18,452
Debt issuance	1,649	2,727	6,741	8,683
Securitization debt maintenance	1,459	1,489	5,912	6,161
Provision for losses	965	1,533	5,576	4,806
Direct subservicing costs	612	—	948	—
Depreciation and amortization	1,652	1,005	4,613	4,168
Installment obligations expense (income), net	3,076	1,755	(1,225)	5,322
Impairment charges and loss on disposal of assets	91,734	69	121,594	69
Total Expenses	197,529	94,620	511,723	376,623
(Loss) income before income taxes	(113,213)	32,654	(215,356)	117,753
(Benefit) provision for income taxes	(5,793)	4,971	(18,216)	21,140
Net (loss) income	(107,420)	27,683	(197,140)	96,613
Less: Net (loss) income attributable to non-controlling interests	(52,446)	15,854	(101,828)	65,402
Net (loss) income attributable to The J.G. Wentworth Company	$(54,974)	$11,829	$(95,312)	$31,211

Weighted average shares of Class A common stock outstanding:
Basic	15,443,362	14,636,520	14,690,746	12,986,058
Diluted	15,443,362	14,640,860	14,690,746	12,988,781

Net (loss) income per share attributable to stockholders of Class A common stock of The J.G. Wentworth Company
Basic	$(3.56)	$0.81	$(6.49)	$2.40
Diluted	$(3.56)	$0.81	$(6.49)	$2.40

Schedule C

Unaudited

The J.G. Wentworth Company

Reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA and other Non-GAAP Measures Used in this Release and the Related Presentation

We use the Non-GAAP financial measures of Adjusted (Loss) Net Income (“ANI”) and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) as measures of our results from operations. We define ANI as our net (loss) income under U.S. GAAP before non-cash compensation expenses, certain other expenses, provision for or benefit from income taxes, and for our Structured Settlement and Annuity Purchasing ("Structured Settlements") segment, amounts related to the consolidation of the securitization and permanent financing trusts we use to finance the segment’s business. We define Adjusted EBTIDA as ANI before term loan interest expense, debt issuance costs and depreciation and amortization. The Company believes ANI and Adjusted EBTIDA are useful to investors and management as measures of our operating performance, as the operations of the associated variable interest entities do not impact the Structured Settlements segment's performance. In addition, the add-backs described above are consistent with adjustments permitted under our term loan agreement.

We also use the non-GAAP measures of Total Adjusted Revenue and adjusted unrealized gains on VIE and other finance receivables, long term debt and derivatives, net of the loss on swap termination, net (“Spread Revenue”), as measures of our revenues, which we define as those measures under U.S. GAAP before the amounts related to the consolidation of the securitization and permanent financing trusts we use to finance our Structured Settlements business. We use these measures to measure our revenues because we believe they represent useful measures of our revenues, as the operations of these variable interest entities also do not impact business performance.

You should not consider Adjusted Net (Loss) Income, Adjusted EBITDA, Total Adjusted Revenue, or Spread Revenue in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted Net (Loss) Income, Adjusted EBITDA, Total Adjusted Revenue and Spread Revenue may not be comparable to other similarly titled measures of other companies.

A reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA, which includes line items for Total Adjusted Revenue and Spread Revenue for the three and twelve months ended December 31, 2015 and 2014 is provided below.  Certain prior period numbers have been reclassified to conform with current period's presentation.

Schedule C

 The J.G. Wentworth Company
Consolidated
Reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA - Unaudited
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014

Net (loss) income	$(107,420)	$27,683	$(197,140)	$96,613

Adjustments to reflect deconsolidation of securitizations:
Elimination of unrealized gain/loss on finance receivables, long-term debt and derivatives from post securitization due to changes in interest rates	8,548	(25,306)	75,802	(84,955)
Elimination of interest income from securitized finance receivables permanent financing trusts	(44,714)	(41,356)	(171,773)	(166,888)
Interest income on retained interests in finance receivables	5,783	5,177	21,652	20,315
Servicing income on securitized finance receivables	1,317	1,306	5,284	5,129
Elimination of interest expense on long-term debt related to securitization and permanent financing trusts	37,800	35,247	147,723	142,907
Professional fees relating to securitizations	1,459	1,489	5,913	6,161
Other adjustments:
Share based compensation	(98)	653	1,291	2,384
Income tax (benefit) provision	(5,793)	4,971	(18,216)	21,140
Impact of 2014-3 prefunding on unsecuritized finance receivables	24	(1,566)	1,618	(1,566)
Severance, mergers and acquisitions, and consulting expenses	813	765	6,041	3,736
Impairment charges and loss on disposal of assets	91,734	—	121,594	—
Other adjustments	25	18	817	(1,383)
Adjusted Net (Loss) Income	$(10,522)	$9,081	$606	$43,593

Term loan interest expense	10,193	10,209	40,386	40,281
Debt issuance	1,649	2,727	6,741	8,683
Depreciation & amortization	1,652	1,005	4,613	4,168
Adjusted EBITDA	$2,972	$23,022	$52,346	$96,725

Schedule D

The J.G. Wentworth Company
Consolidated
Reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA - Unaudited
For the Three Months Ended December 31, 2015
(In thousands)

	GAAP Results	Deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification for Installment Obligation Payable	ANI	Term Loan Interest Expense	Debt Issuance Costs	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$50,074	$(44,714)	$—	$5,783	$—	$—	$—	$—	$(1,760)	$9,383	$—	$—	$—	$9,383
Realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives	17,061	8,548	24							25,633				25,633
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	9,645									9,645				9,645
Changes in mortgage servicing rights, net	1,101									1,101				1,101
Gain on swap terminations, net	85									85				85
Servicing, broker, and other fees	3,526	1,317								4,843				4,843
Loan origination fees	1,511									1,511				1,511
Realized and unrealized gains on marketable securities, net	1,316								(1,316)	—				—
Other	(3)									(3)				(3)
Total Revenues	$84,316	$(34,849)	$24	$5,783	$—	$—	$—	$—	$(3,076)	$52,198	$—	$—	$—	$52,198

EXPENSES
Advertising	$14,092									$14,092				$14,092
Interest expense	54,036	(37,800)								16,236	(10,193)			6,043
Compensation and benefits	16,233				98					16,331				16,331
General and administrative	6,377						(5)			6,372				6,372
Professional and consulting	5,644						(808)			4,836				4,836
Debt issuance	1,649									1,649		(1,649)		—
Securitization debt maintenance	1,459	(1,459)								—				—
Provision for losses	965	(25)								940				940
Direct subservicing costs	612									612				612
Depreciation and amortization	1,652									1,652			(1,652)	—
Installment obligations expense, net	3,076								(3,076)	—				—
Impairment charges and loss on disposal of assets	91,734							(91,734)		—				—
Total Expenses	$197,529	$(39,284)	$—	$—	$98	$—	$(813)	$(91,734)	$(3,076)	$62,720	$(10,193)	$(1,649)	$(1,652)	$49,226

(Loss) Income before income taxes	$(113,213)	$4,435	$24	$5,783	$(98)	$—	$813	$91,734	$—	$(10,522)	$10,193	$1,649	$1,652	$2,972
(Benefit) Provision for income taxes	(5,793)					5,793				—				—
Net (Loss) Income	$(107,420)	$4,435	$24	$5,783	$(98)	$(5,793)	$813	$91,734	$—	$(10,522)	$10,193	$1,649	$1,652	$2,972

Schedule E

The J.G. Wentworth Company
Structured Settlement and Annuity Purchasing Segment
Reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA - Unaudited
For the Three Months Ended December 31, 2015
(In thousands)

	GAAP Results	Deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification for Installment Obligation Payable	ANI	Term Loan Interest Expense	Debt Issuance Costs	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$49,641	$(44,714)	$—	$5,783	$—	$—	$—	$—	$(1,760)	$8,950	$—	$—	$—	$8,950
Realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives	17,061	8,548	24							25,633				25,633
Gain on swap terminations, net	85									85				85
Servicing, broker, and other fees	1,566	1,317								2,883				2,883
Loan origination fees										—				—
Realized and unrealized gains on marketable securities, net	1,316								(1,316)	—				—
Other	(3)									(3)				(3)
Total Revenues	$69,666	$(34,849)	$24	$5,783	$—	$—	$—	$—	$(3,076)	$37,548	$—	$—	$—	$37,548

EXPENSES
Advertising	$12,162									$12,162				$12,162
Interest expense	53,124	(37,800)								15,324	(10,193)			5,131
Compensation and benefits	8,092				98					8,190				8,190
General and administrative	4,976						(5)			4,971				4,971
Professional and consulting	5,310						(808)			4,502				4,502
Debt issuance	1,649									1,649		(1,649)		—
Securitization debt maintenance	1,459	(1,459)								—				—
Provision for losses	377	(25)								352				352
Depreciation and amortization	961									961			(961)	—
Installment obligations expense, net	3,076								(3,076)	—				—
Impairment charges and loss on disposal of assets	91,734							(91,734)		—				—
Total Expenses	$182,920	$(39,284)	$—	$—	$98	$—	$(813)	$(91,734)	$(3,076)	$48,111	$(10,193)	$(1,649)	$(961)	$35,308

(Loss) Income before income taxes	$(113,254)	$4,435	$24	$5,783	$(98)	$—	$813	$91,734	$—	$(10,563)	$10,193	$1,649	$961	$2,240
(Benefit) Provision for income taxes	(5,465)					5,465				—				—
Net (Loss) Income	$(107,789)	$4,435	$24	$5,783	$(98)	$(5,465)	$813	$91,734	$—	$(10,563)	$10,193	$1,649	$961	$2,240

Schedule F

The J.G. Wentworth Company
Home Lending Segment
Reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA - Unaudited
For the Three Months Ended December 31, 2015
(In thousands)

	GAAP Results	Deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification for Installment Obligation Payable	ANI	Term Loan Interest Expense	Debt Issuance Costs	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$433	$—	$—	$—	$—	$—	$—	$—	$—	$433	$—	$—	$—	$433
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	9,645									9,645				9,645
Changes in mortgage servicing rights, net	1,101									1,101				1,101
Servicing, broker, and other fees	1,960	—								1,960				1,960
Loan origination fees	1,511									1,511				1,511
Total Revenues	$14,650	$—	$—	$—	$—	$—	$—	$—	$—	$14,650	$—	$—	$—	$14,650

EXPENSES
Advertising	$1,930									$1,930				$1,930
Interest expense	912									912				912
Compensation and benefits	8,141									8,141				8,141
General and administrative	1,401									1,401				1,401
Professional and consulting	334									334				334
Provision for losses	588									588				588
Direct subservicing costs	612									612				612
Depreciation and amortization	691									691			(691)	—
Total Expenses	$14,609	$—	$—	$—	$—	$—	$—	$—	$—	$14,609	$—	$—	$(691)	$13,918

Income before income taxes	$41	$—	$—	$—	$—	$—	$—	$—	$—	$41	$—	$—	$691	$732
(Benefit) Provision for income taxes	(328)					328				—				—
Net Income	$369	$—	$—	$—	$—	$(328)	$—	$—	$—	$41	$—	$—	$691	$732

Schedule G

The J.G. Wentworth Company
Consolidated
Reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA - Unaudited
For the Three Months Ended December 31, 2014
(In thousands)

	GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Adjustments	ANI	Interest Expense	Debt Issuance Cost	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$47,854	$(41,356)	$—	$5,177	$—	$—	$—	$(2,608)	$—	$9,067	$—	$—	$—	$9,067
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	79,343	(25,306)	(1,566)							52,471				52,471
Servicing, broker, and other fees	928	1,306								2,234				2,234
Realized and unrealized losses on marketable securities, net	(853)							853		—				—
Other	2									2				2
Total Revenues	$127,274	$(65,356)	$(1,566)	$5,177	$—	$—	$—	$(1,755)	$—	$63,774	$—	$—	$—	$63,774

EXPENSES
Advertising	$16,148									$16,148				$16,148
Interest expense	50,055	(35,247)								14,808	(10,209)			4,599
Compensation and benefits	10,243				(653)		(62)			9,528				9,528
General and administrative	4,626								(18)	4,608				4,608
Professional and consulting	4,970						(703)			4,267				4,267
Debt issuance	2,727									2,727		(2,727)		—
Securitization debt maintenance	1,489	(1,489)								—				—
Provision for losses	1,533									1,533				1,533
Depreciation and amortization	1,005									1,005			(1,005)	—
Installment obligations expense, net	1,755							(1,755)		—				—
Impairment charges and loss on disposal of assets	69									69				69
Total Expenses	$94,620	$(36,736)	$—	$—	$(653)	$—	$(765)	$(1,755)	$(18)	$54,693	$(10,209)	$(2,727)	$(1,005)	$40,752

Income before income taxes	$32,654	$(28,620)	$(1,566)	$5,177	$653		$765	$—	$18	$9,081	$10,209	$2,727	$1,005	$23,022
Provision for income taxes	4,971					(4,971)				—				—
Net Income	$27,683	$(28,620)	$(1,566)	$5,177	$653	$4,971	$765	$—	$18	$9,081	$10,209	$2,727	$1,005	$23,022

Schedule H

The J.G. Wentworth Company
Consolidated
Reconciliation of Net (Loss) Income to Adjusted Net Income and Adjusted EBITDA - Unaudited
For the Twelve Months Ended December 31, 2015
(In thousands)

	GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification Associated with Installment Obligation Payable	Other Adjustments	ANI	Interest Expense	Debt Issuance Cost	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$190,203	$(171,773)	$—	$21,652	$—	$—	$—	$—	$(3,416)	$—	$36,666	$—	$—	$—	$36,666
Realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives	79,620	75,802	1,618								157,040				157,040
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	18,590										18,590				18,590
Changes in mortgage servicing rights, net	1,649										1,649				1,649
Loss on swap terminations, net	(190)										(190)				(190)
Servicing, broker, and other fees	8,016	5,284									13,300				13,300
Loan origination fees	2,543										2,543				2,543
Realized and unrealized losses on marketable securities, net	(4,641)								4,641		—				—
Gain on extinguishment of debt, net	593										593				593
Other	(16)										(16)				(16)
Total Revenues	$296,367	$(90,687)	$1,618	$21,652	$—	$—	$—	$—	$1,225	$—	$230,175	$—	$—	$—	$230,175

EXPENSES
Advertising	$63,820										$63,820				$63,820
Interest expense	208,545	(147,723)									60,822	(40,386)			20,436
Compensation and benefits	52,656				(1,291)		(2,272)				49,093				49,093
General and administrative	21,057						(23)				21,034				21,034
Professional and consulting	21,486						(3,746)			(792)	16,948				16,948
Debt issuance	6,741										6,741		(6,741)		—
Securitization debt maintenance	5,912	(5,913)									(1)				(1)
Provision for losses	5,576	(25)									5,551				5,551
Direct subservicing costs	948										948				948
Depreciation and amortization	4,613										4,613			(4,613)	—
Installment obligations (income), net	(1,225)								1,225		—				—
Impairment charges and loss on disposal of assets	121,594							(121,594)			—				—
Total Expenses	$511,723	$(153,661)	$—	$—	$(1,291)	$—	$(6,041)	$(121,594)	$1,225	$(792)	$229,569	$(40,386)	$(6,741)	$(4,613)	$177,829

(Loss) Income before income taxes	$(215,356)	$62,974	$1,618	$21,652	$1,291		$6,041	$121,594		$792	$606	$40,386	$6,741	$4,613	$52,346
(Benefit) Provision for income taxes	(18,216)					18,216					—				—
Net (Loss) Income	$(197,140)	$62,974	$1,618	$21,652	$1,291	$(18,216)	$6,041	$121,594	$—	$792	$606	$40,386	$6,741	$4,613	$52,346

Schedule I

The J.G. Wentworth Company
Structured Settlement and Annuity Purchasing Segment
Reconciliation of Net (Loss) Income to Adjusted Net (Loss) Income and Adjusted EBITDA - Unaudited
For the Twelve Months Ended December 31, 2015
(In thousands)

	GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification Associated with Installment Obligation Payable	Other Adjustments	ANI	Interest Expense	Debt Issuance Cost	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$189,394	$(171,773)	$—	$21,652	$—	$—	$—	$—	$(3,416)	$—	$35,857	$—	$—	$—	$35,857
Realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives	79,620	75,802	1,618								157,040				157,040
Loss on swap terminations, net	(190)										(190)				(190)
Servicing, broker, and other fees	4,875	5,284									10,159				10,159
Realized and unrealized losses on marketable securities, net	(4,641)								4,641		—				—
Gain on extinguishment of debt, net	593										593				593
Other	(16)										(16)				(16)
Total Revenues	$269,635	$(90,687)	$1,618	$21,652	$—	$—	$—	$—	$1,225	$—	$203,443	$—	$—	$—	$203,443

EXPENSES
Advertising	$59,961										$59,961				$59,961
Interest expense	207,099	(147,723)									59,376	(40,386)			18,990
Compensation and benefits	38,997				(1,291)		(2,272)				35,434				35,434
General and administrative	18,679						(23)				18,656				18,656
Professional and consulting	20,801						(3,746)			(792)	16,263				16,263
Debt issuance	6,741										6,741		(6,741)		—
Securitization debt maintenance	5,912	(5,913)									(1)				(1)
Provision for losses	4,546	(25)									4,521				4,521
Depreciation and amortization	3,878										3,878			(3,878)	—
Installment obligations (income), net	(1,225)								1,225		—				—
Impairment charges and loss on disposal of assets	121,594							(121,594)			—				—
Total Expenses	$486,983	$(153,661)	$—	$—	$(1,291)	$—	$(6,041)	$(121,594)	$1,225	$(792)	$204,829	$(40,386)	$(6,741)	$(3,878)	$153,824

(Loss) Income before income taxes	$(217,348)	$62,974	$1,618	$21,652	$1,291	$—	$6,041	$121,594	$—	$792	$(1,386)	$40,386	$6,741	$3,878	$49,619
(Benefit) Provision for income taxes	(18,614)					18,614					—				—
Net (Loss) Income	$(198,734)	$62,974	$1,618	$21,652	$1,291	$(18,614)	$6,041	$121,594	$—	$792	$(1,386)	$40,386	$6,741	$3,878	$49,619

Schedule J

The J.G. Wentworth Company
Home Lending Segment
Reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA - Unaudited
For the Twelve Months Ended December 31, 2015
(In thousands)

	GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Impairment Charges	Reclassification Associated with Installment Obligation Payable	ANI	Interest Expense	Debt Issuance Cost	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$809	$—	$—	$—	$—	$—	$—	$—	$—	$809	$—	$—	$—	$809
Realized and unrealized gains on sale of mortgage loans held for sale, net of direct costs	18,590									18,590				18,590
Changes in mortgage servicing rights, net	1,649									1,649				1,649
Servicing, broker, and other fees	3,141									3,141				3,141
Loan origination fees	2,543									2,543				2,543
Total Revenues	$26,732	$—	$—	$—	$—	$—	$—	$—	$—	$26,732	$—	$—	$—	$26,732

EXPENSES
Advertising	$3,859									$3,859				$3,859
Interest expense	1,446									1,446				1,446
Compensation and benefits	13,659									13,659				13,659
General and administrative	2,378									2,378				2,378
Professional and consulting	685									685				685
Provision for losses	1,030									1,030				1,030
Direct subservicing costs	948									948				948
Depreciation and amortization	735									735			(735)	—
Total Expenses	$24,740	$—	$—	$—	$—	$—	$—	$—	$—	$24,740	$—	$—	$(735)	$24,005

Income before income taxes	$1,992	$—	$—	$—	$—	$—	$—	$—	$—	$1,992	$—	$—	$735	$2,727
Provision for income taxes	398					(398)				—				—
Net Income	$1,594	$—	$—	$—	$—	$398	$—	$—	$—	$1,992	$—	$—	$735	$2,727

Schedule K

The J.G. Wentworth Company
Consolidated
Reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA - Unaudited
For the Twelve Months Ended December 31, 2014
(In thousands)

	GAAP Results	Adjustments to reflect deconsolidation of securitizations	Impact of 2014-3 Prefunding on Unsecuritized Finance Receivables	Interest Income on Retained Interests	Share Based Compensation	Income Tax	Severance M&A and Consulting	Reclassification Associated with Installment Obligation Payable	Other Adjustments	ANI	Interest Expense	Debt Issuance Cost	Depreciation & Amortization	Adjusted EBITDA

REVENUES
Interest income	$186,958	$(166,888)	$—	$20,315	$—	$—	$—	$(4,434)	$6	$35,957	$—	$—	$—	$35,957
Realized and unrealized gains on VIE and other finance receivables, long-term debt and derivatives	300,702	(84,955)	(1,566)							214,181				214,181
Loss on swap terminations, net	(628)									(628)				(628)
Servicing, broker, and other fees	4,149	5,129								9,278				9,278
Realized and unrealized gains on marketable securities, net	888							(888)		—				—
Realized gain on notes receivable, at fair value	2,098								(2,098)	—				—
Gain on debt extinguishment	270									270				270
Other	(61)									(61)				(61)
Total Revenues	$494,376	$(246,714)	$(1,566)	$20,315	$—	$—	$—	$(5,322)	$(2,092)	$258,997	—	—	—	$258,997

EXPENSES
Advertising	$68,489									$68,489				$68,489
Interest expense	200,798	(142,907)								57,891	(40,281)			17,610
Compensation and benefits	41,108				(2,384)		(1,962)			36,762				36,762
General and administrative	18,567						(234)		(18)	18,315				18,315
Professional and consulting	18,452						(1,540)		(691)	16,221				16,221
Debt issuance	8,683									8,683		(8,683)		—
Securitization debt maintenance	6,161	(6,161)								—				—
Provision for losses	4,806									4,806				4,806
Depreciation and amortization	4,168									4,168			(4,168)	—
Installment obligations expense, net	5,322							(5,322)		—				—
Impairment charges and loss on disposal of assets	69									69				69
Total Expenses	$376,623	$(149,068)	$—	$—	$(2,384)	$—	$(3,736)	$(5,322)	$(709)	$215,404	(40,281)	(8,683)	(4,168)	$162,272

Income before income taxes	$117,753	$(97,646)	$(1,566)	$20,315	$2,384	$—	$3,736	$—	$(1,383)	$43,593	40,281	8,683	4,168	$96,725
Provision for income taxes	21,140					(21,140)				—				—
Net Income	$96,613	$(97,646)	$(1,566)	$20,315	$2,384	$21,140	$3,736	$—	$(1,383)	$43,593	40,281	8,683	4,168	$96,725

Schedule L

The J.G. Wentworth Company
Consolidated Key Metrics Statistics
Unaudited
(In thousands, except shares and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Consolidated

Net Income (Loss)	$(107,420)	$27,683	$(197,140)	$96,613
Net Income (Loss) Attributable to The J.G. Wentworth Company	$(54,974)	$11,829	$(95,312)	$31,211
ANI	$(10,522)	$9,081	$606	$43,593

Weighted Average Diluted Shares	15,443,362	14,640,860	14,690,746	12,988,781

All-in Shares (1)	28,742,707	29,019,913	28,422,016	29,347,498

Diluted EPS	$(3.56)	$0.81	$(6.49)	$2.40
ANI EPS (2)	$(0.37)	$0.31	$0.02	$1.49

Structured Settlement and Annuity Purchasing Segment
Total Receivables Balance (TRB) Purchases
Guaranteed structured settlements, annuities and lotteries	$200,708	$234,084	$879,159	$939,050
Life contingent structured settlements and annuities	23,499	25,107	97,696	111,590
Pre-settlement fundings	—	7,021	10,763	27,155
Total TRB Purchases	$224,207	$266,212	$987,618	$1,077,795

Home Lending segment
Locked - Units	2,751	N/A	5,085	N/A
Locked - Loan Volume	$705,189	N/A	$1,290,587	N/A

Closed - Units	1,887	N/A	3,291	N/A
Closed - Loan Volume	$490,285	N/A	$843,208	N/A

(1)
Represents the weighted average number of outstanding shares of Class A common stock if all Common Interests in The J.G. Wentworth Company, LLC were exchanged. Calculated as the sum of: (a) the weighted average number of Common Interests outstanding and (b) the impact of dilutive potential common shares.

(2)	ANI EPS is defined as ANI / All-in Shares
N/A Not applicable